SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [X] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                V-ONE Corporation
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11:

          1)    Title of each class of securities to which transaction applies:

          2)    Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

          4)    Proposed maximum aggregate value of transaction:

          5)    Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement Number:

          3) Filing Party:

          4) Date Filed:

                                  [LOGO] V-ONE
                         Security For A Connected World


                                   May 2, 2003

Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of V-ONE Corporation ("Company"). The annual meeting will be held at the Holiday Inn-Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland 20879 on Thursday, June 5, 2003, at 10:00 a.m. Gaithersburg, Maryland time.

         At the meeting, you will be asked (i) to elect two directors each for a three-year term expiring in 2006 and (ii) to approve an amendment to the Company's certificate of incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 75,000,000 shares. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

         Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the postage-paid return envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the annual meeting. We look forward to seeing you on June 5.

                                       Sincerely,

                                       Margaret E. Grayson
                                       Director, President,
                                       Chief Executive Officer and
                                       Principal Financial Officer

  20300 Century Boulevard, Suite 200, Germantown, Maryland 20874 (301) 515-5200

                                V-ONE CORPORATION

20300 Century Boulevard, Suite 200   Germantown, Maryland 20874   (301) 515-5200


                                     NOTICE

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 5, 2003

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of V-ONE Corporation ("Company") will be held on Thursday, June 5, 2003, at 10:00 a.m. Gaithersburg, Maryland time, at the Holiday Inn-Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland 20879, for the following purposes:

         1. To elect two directors each for a three-year term expiring in 2006;

         2. To approve an amendment to the Company's certificate of incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 50,000,000 shares to 75,000,000 shares; and

         3. To transact any other business as may properly come before the annual meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 10, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the annual meeting, during ordinary business hours, for the ten-day period prior to the annual meeting, at the executive offices of the Company, 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Joseph D. Gallagher
                                    Secretary


Germantown, Maryland
May 2, 2003

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, OR IN PERSON, AT ANY TIME PRIOR TO ITS EXERCISE.

                                V-ONE CORPORATION

20300 Century Boulevard, Suite 200   Germantown, Maryland 20874   (301) 515-5200


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 5, 2003

         The enclosed proxy is solicited by the Board of Directors of V-ONE Corporation, a Delaware corporation ("Company"), for use at the Annual Meeting of Shareholders on Thursday, June 5, 2003, and at any adjournment thereof. The approximate date of mailing of this Proxy Statement and the form of proxy is May 2, 2003.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

         The securities to be voted at the annual meeting consist of (i) shares of common stock of the Company, $0.001 par value per share ("Common Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting, (ii) shares of Series C Preferred Stock, $0.001 par value per share ("Series C Stock"), with each share entitling its record owner to 10 votes on Proposal 2 and on all other matters properly brought before the annual meeting, except with respect to the election of directors for which record holders of Series C Stock are not entitled to vote, and (iii) Series D Preferred Stock, $0.001 par value per share ("Series D Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting. The close of business on April 10, 2003 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 216 record holders of Common Stock and 26,755,551 shares of Common Stock outstanding and eligible to be voted at the annual meeting, 4 record holders of Series C Stock and 42,904 shares of Series C Stock outstanding and eligible to be voted at the annual meeting and 19 record holders of Series D Stock and 3,021,000 shares of Series D Stock outstanding and eligible to be voted at the annual meeting. The Common Stock, Series C Stock and Series D Stock (collectively "Voting Stock") are the only outstanding voting securities of the Company.

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Voting Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. If less than a majority of the outstanding shares entitled to vote are present at the annual meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the annual meeting from time to time without further notice.

         With respect to Proposal 1, directors receiving a plurality of votes will be elected in the order of the number of votes received. There is no cumulative voting in the election of directors. With respect to Proposal 2, the vote required for approval shall be the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the annual meeting. With respect to any other matter properly brought before the annual meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the annual meeting, in person or by proxy, are entitled to cast.

         All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the annual meeting will be voted at the annual meeting in accordance with the instructions given. In the absence of instructions to the contrary, such shares will be voted FOR the proposal to elect the designated nominees for director and FOR the proposal to amend the certificate of incorporation, as amended and restated. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board of Directors.

         Under Delaware law, shares represented at the annual meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. With respect to Proposal 1, broker non-votes will be treated as unvoted for purposes of determining approval of such proposal (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposal. With respect to Proposal 2, however, broker non-votes will have the same effect as votes against the proposal.

         The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors or employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their related reasonable expenses.

         A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing written notice thereof with Joseph D. Gallagher, Secretary, V-ONE Corporation, 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874, (ii) submitting a duly executed proxy bearing a later date or
(iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the annual meeting on the proposals as described above.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The number of shares of Voting Stock held as of April 10, 2003 by each holder of more than 5% of the outstanding Voting Stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 7 of this Proxy Statement and all directors and executive officers of the Company as a group is set forth below. The names of the Company's directors and executive officers named in the Summary Compensation Table appear in italics. Unless otherwise indicated, all of the shares shown in the following table are shares of Common Stock and are owned both of record and beneficially by the person named. Unless otherwise indicated, the person named possesses sole voting and investment power.

                                                        AMOUNT AND NATURE
            NAME AND ADDRESS (1)                    OF BENEFICIAL OWNERSHIP (2)         PERCENT OF CLASS (3)
            --------------------                    ---------------------------         --------------------
James F. Chen                                                       2,512,552   (4)            9.40%

Joseph Lupo                                                         2,854,098   (5)            10.67%
758 Oneida Trail
Franklin Lakes, New Jersey  07417

Molly G. Bayley                                                       117,500   (6)              *

Christopher T. Brook                                                  112,621   (7)              *

Margaret E. Grayson**                                                 782,606   (8)            2.93%

Heidi B. Heiden                                                       322,500   (9)            1.21%

Douglas M. Hurt                                                        54,860  (10)              *

James T. Mcmanus                                                      448,968  (11)            1.68%

Merle B. Miller                                                        31,500  (12)              *

Michael D. O'Dell**                                                   117,500  (13)              *

William E. Odom                                                       386,566  (14)            1.45%

Directors and Executive Officers as a group                         2,374,621                  8.88%
                                                         (6) (7) (8) (9) (10)
                                                          (11) (12) (13) (14)

* Less than 1%.
** Nominee.

(1) Unless otherwise indicated, the mailing address of each shareholder is c/o V-ONE Corporation, 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874.

(2) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 ("Exchange Act"), a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Each director, executive officer and beneficial owner possesses sole voting and investment power with respect to the shares of Voting Stock listed, except as otherwise indicated. The number of shares beneficially owned by each director, executive officer and beneficial owner is determined under rules promulgated under the Exchange Act by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual currently has sole or shared voting power or investment power and also any shares which the individual has the right to acquire by conversion of preferred stock or notes into Common Stock, by exercise of options or warrants to purchase Common Stock or otherwise, within 60 days after April 10, 2003. As of April 10, 2003, the Company had 26,755,551 shares of Common Stock outstanding.

(3) Number of shares of Voting Stock deemed outstanding includes shares issuable upon exercise or conversion of stock options, warrants, preferred stock or notes beneficially owned by the person in question that are currently exercisable or convertible or become exercisable or convertible within 60 days after April 10, 2003.

(4) Does not include 600,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by Mr. Chen's daughter, Irene Chen. Does not include 71,110 shares of Common Stock registered in the name of Mary S. Chen as Trustee under trusts for the benefit of Mr. Chen's children with respect to which Mary S. Chen possesses voting and investment power.

(5) According to the most recent Schedule 13D filed with the SEC by Joseph Lupo, represents 896,700 shares of Common Stock, 1,282,720 shares of Series D Stock and warrants to purchase 256,544 shares of Common Stock held in a Roth IRA account for the benefit of Mr. Lupo. Also represents 1,746 shares of Common Stock, 346,990 shares of Series D Stock and warrants to purchase 69,398 shares of Common Stock held in a profit sharing plan for the benefit of Mr. Lupo.

(6)      Represents options to purchase 117,500 shares of Common Stock.

(7)      Includes options to purchase 104,200 shares of Common Stock.

(8) Includes options to purchase 627,500 shares of Common Stock and warrants to purchase 25,000 shares of Common Stock.

(9) Includes options to purchase 157,500 shares of Common Stock and warrants to purchase 65,000 shares of Common Stock.

(10)     Includes options to purchase 48,750 shares of Common Stock.

(11) Includes options to purchase 117,500 shares of Common Stock. Mr. McManus resigned from the Board of Directors effective March 31, 2003.

(12)     Represents options to purchase 31,500 shares of Common Stock.

(13)     Represents options to purchase 117,500 shares of Common Stock.

(14) Includes options to purchase 274,166 shares of Common Stock and warrants to purchase 70,000 shares of Common Stock. Does not include 20,000 shares of Common Stock held by General Odom's wife, Anne C. Odom.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's restated bylaws provide for a Board of Directors consisting of up to seven members serving staggered terms. The terms of office of Margaret E. Grayson and Michael D. O'Dell will expire at the annual meeting. Margaret E. Grayson and Michael D. O'Dell have been nominated by the Board to serve for three-year terms.

         There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director or selected as a nominee.

         If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the annual meeting should occur before the election, the shares represented by proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. The nominees have consented to be named and have indicated their intent to serve if elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR REELECTION AS DIRECTORS SET FORTH ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The directors of the Company are currently divided into three classes that are elected on a staggered basis. Each director serves for a three-year term and until his or her successor is duly elected and qualified. James T. McManus, a director whose term expires in 2004, resigned his position on the Board effective March 31, 2003. The current members of the Board are set forth below:

                                         DIRECTOR
                                          OF THE
                                          COMPANY        TERM       POSITION(S) CURRENTLY
               NAME                       SINCE         EXPIRES     HELD WITH THE COMPANY
               ----                       -----         -------     ---------------------
Molly G. Bayley  (1)                       2001          2004       Director

Margaret E. Grayson  (2)                   1999          2003       Director, President and Chief Executive
                                                                    Officer

Heidi B. Heiden (1)(3)                     2000          2005       Director

Michael D. O'Dell (1)(2)                   2001          2003       Director

William E. Odom (3)                        1996          2005       Chairman of the Board

(1)      Member of the Audit Committee
(2)      Nominee for reelection
(3)      Member of the Compensation Committee

         Biographical information regarding the directors of the Company is as follows:

MOLLY G. BAYLEY (58) was appointed a director of the Company in March 2001 to fill a vacancy on the Board. Since July 2002, Ms. Bayley has been an international consultant to emerging capital markets. Previously, she was Executive Vice President of X-Change Corporation (OTCBB: XCHC). From 1998 through 2000, Ms. Bayley served as Vice President of Exchange Relations for OptiMark Technologies. From 1989 through 1997, she was an international consultant on capital markets development in emerging markets. Also from 1993 to 1996, Ms. Bayley was Chief of Party and Regulatory Advisor for Arthur Andersen in Manila, the Philippines. From 1984 through 1989, Ms. Bayley was Executive Director of the Commodity Futures Trading Commission. From 1971 through 1984, Ms. Bayley held various positions within Nasdaq, culminating as Vice President of Nasdaq Operations. Ms. Bayley holds a B.A. in French from Wellesley College.

MARGARET E. GRAYSON (56) was elected President and CEO of the Company in November 2000. She had served as the Company's Senior Vice President and Chief Financial Officer since May 1999. Ms. Grayson was elected to the Board of Directors in August 1999. Prior to joining V-ONE Corporation, Ms. Grayson served as Vice President of Finance and Administration and Chief Financial Officer for SPACEHAB, Inc. (Nasdaq: SPAB) from September 1994 to October 1998. Immediately prior to joining SPAB, Ms. Grayson served as Chief Financial Officer for CD Radio, Inc. in Washington, D.C., an early entrant in the satellite radio mobile communications market. Previously, Ms. Grayson served as a senior executive and consultant to high-technology start-up companies. Ms. Grayson holds an M.B.A. from the University of South Florida and a B.S. in Accounting from the State University of New York at Buffalo.

HEIDI B. HEIDEN (64) has been a director of V-ONE Corporation since June 2000. In June 2001, Mr. Heiden retired from Zephion Networks, Inc., a private company, where he had been Chairman and CEO since January 2001. Mr. Heiden became a director of Nx Networks, Inc., a public company, in January 2001, and of Broadview Networks, a private company, in January 2000. Mr. Heiden retired from UUNET, Inc., an MCI WorldCom company, in January 1999, where he was Senior Vice President of Operations and Technology. Mr. Heiden joined UUNET in September 1995. His professional career includes a five-year term as Senior Operating Officer at Salomon Brothers in New York City. He also served as Senior Vice President for the Wollongong Group. In the mid-1980's, Mr. Heiden was employed at Trusted Information Systems, a computer and network security company. Prior to entering the commercial arena, Mr. Heiden served in the United States Army and led diverse technology programs. Mr. Heiden also created and ran the Defense Data Network consisting of many worldwide computer networks that formed the basis of what is now known as the Internet. Mr. Heiden sits on the Compensation Committee of Nx Networks, Inc. Mr. Heiden is a graduate of West Point Military Academy.

MICHAEL D. O'DELL (49) has been a director of V-ONE Corporation since January 2001. From 1997 until his appointment to the Company's Board, Mr. O'Dell served as Senior Vice President and Chief Scientist for UUNET, Inc., an MCI WorldCom company, where he was responsible for overall network architecture and technical strategic direction for UUNET. Prior to joining UUNET in March 1993, Mr. O'Dell was a senior technical staff member at Bellcore where he was chief engineer for the "RBOC of the Future" project. Before joining Bellcore, Mr. O'Dell was chief computer scientist and director of operating systems development for Prisma Computers, a gallium-arsenide SPARC compatible supercomputer company. He served eight years as founding editor-in-chief of Computing Systems, an international refereed scholarly journal devoted to the pragmatics of computer systems implementation experience. Mr. O'Dell holds both a bachelors and a masters degree in computer science from the University of Oklahoma.

LIEUTENANT GENERAL WILLIAM E. ODOM, ARMY (RET) (70) was elected Chairman of the Company's Board of Directors in November 2000, and has been a director of the Company since June 1996. Since October 1988, General Odom has served as Director of National Security Studies at the Hudson Institute. He has been an adjunct professor at Yale University since January 1989. Prior to his retirement from the military in 1988, General Odom held several military posts including Director of the National Security Agency, Assistant Chief of Staff for Intelligence for the Department of the Army, and Military Assistant to the National Security Advisor in the Carter White House. He is Chairman of the Board of American Science & Engineering. General Odom holds a M.A. and a Ph.D from Columbia University and a B.S. from the United States Military Academy at West Point.

COMPENSATION OF DIRECTORS

         Each non-employee director is entitled to receive a $1,000 monthly stipend and annual stock options to purchase 17,500 shares of Common Stock. The Chairman of the Board is entitled to receive a $2,000 monthly stipend and annual stock options to purchase 17,500 shares of Common Stock. On March 7, 2002, the Board of Directors determined to defer cash compensation retroactive to January 2002 and until further notice. The Company also reimburses directors for travel expenses incurred in connection with their attendance at meetings of the Board and its committees.

BOARD OF DIRECTORS AND COMMITTEES

         Meetings of the Board are held regularly each quarter and as required. In 2002, the Board held 13 meetings and each member of the Board participated in greater than 75% of these meetings and of the meetings of the committees on which he or she serves.

         The Board has established an Audit Committee to recommend the firm to be appointed as independent public accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results and consider the adequacy of the internal accounting procedures. The Audit Committee met separately once during 2002, and the full board, including the members of the Audit Committee, met several times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives. In 2002, the Audit Committee consisted of Molly G. Bayley, Heidi B. Heiden and Michael D. O'Dell, none of whom is an employee of the Company. Mr. Heiden was appointed to the Audit Committee on August 27, 2002.

         The Board has also established a Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for all directors and officers, approves such arrangements for other senior level employees and administers and takes such other actions as may be required in connection with certain compensation and incentive plans of the Company. In 2002, the Compensation Committee consisted of three independent directors: Mr. Heiden, Mr. McManus and General Odom. Mr. McManus resigned from the Board of Directors effective March 31, 2003. The Compensation Committee met once in 2002.

         The Company currently has no standing nominating committee. A director can be nominated by a member of the Board or by written notice to the Board not less than 120 calendar days in advance of the anniversary date of the Company's previous year's annual meeting of shareholders.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

         The Company's executive officers are elected each year by the Board of Directors, unless the Board determines, upon appointing an officer, that he or she shall serve for a different term. Any executive officer may be removed at any time, with or without cause, by the Board. Biographical information with respect to Margaret E. Grayson is provided above. See "Information Concerning the Board of Directors." Biographical information regarding the other executive officers of the Company is as follows:

CHRISTOPHER T. BROOK (62) has been serving as Vice President of Engineering of the Company since April 2001. He has been with V-ONE Corporation since February 1996, most recently as Vice President, Wireless. Prior to that, he was Vice President of Product Development. Mr. Brook was with GE Information Services, Inc. for approximately 27 years prior to joining the Company. While with GE, Mr. Brook held a number of technology-related positions, most recently as Manager of Emerging Technology. Mr. Brook graduated from Clifton College (Bristol, England) with an emphasis in Classics.

DOUGLAS M. HURT (49) is Vice President, Sales & Marketing, and has 25 years large account experience in commercial and government information technology sales. Mr. Hurt joined V-ONE Corporation in February 1999 as Director of Federal Sales, was promoted to Vice President of Federal Sales in October 2000, to Vice President of U.S. Sales in October 2001 and to Vice President, Sales & Marketing in April 2002. Prior to joining the Company, Mr. Hurt was a national sales manager for Siemens Information and Communication Corporation from 1985 through 1999, with sales responsibility for selected Department of Defense, intelligence and civil agencies. Mr. Hurt also held sales positions with Data General Corporation (federal sales) and Burroughs Corporation (commercial sales). He holds a B.S. in Business Administration, Marketing from Old Dominion University.

MERLE B. MILLER (48) is Vice President, Administration and Treasurer, and has over 25 years experience in general accounting and management information systems, as well as customer/supplier relationships. Ms. Miller joined V-ONE Corporation in June 2000 as Director, Business Development and was promoted to Vice President of Administration in October 2001. Prior to joining the Company, from March 1999 to March 2000, Ms. Miller served as Director, Operations and Finance with Zabacom, Inc., a start-up company. Prior to that, she was with Hayes Microcomputer Products, Inc. (formerly Access Beyond, Inc./Penril Datability Networks) for approximately 24 years. During her tenure with Hayes, Ms. Miller held various positions in accounting and management information systems, culminating as Accounting/MIS Manager.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by the Company for the last three fiscal years to its Chief Executive Officer and the Company's other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the year ended December 31, 2002 ("Named Executives").

                                  ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                  -------------------               ----------------------

                                                                            AWARDS
                                                                            ------

  Name and                                                                Securities
  Principal Position             Year     Salary ($)   Bonus ($)(1)   Underlying Options (#)
  ------------------             ----     ----------   ------------   ----------------------
  Margaret E. Grayson            2002      $284,580           -             300,000    (2)
  President and Chief            2001      $275,000     $96,276             400,000    (3)
  Executive Officer              2000      $183,750     $92,414             305,000    (4)

  Christopher T. Brook           2002      $145,626           -             100,000    (5)
  Vice President                 2001      $157,300     $13,147              20,000    (6)
  Engineering                    2000      $126,264     $27,449              27,400    (7)

  Douglas M. Hurt (a)            2002      $142,386           -             100,000    (8)
  Vice President                 2001      $132,258      $7,500              20,000    (9)
  Sales and Marketing            2000      $117,217           -              10,000   (10)

  Mandy J. Schuyler (b)          2002      $133,059           -             100,000   (11)
  Vice President                 2001      $113,461           -              35,000   (12)
  Business Development           2000          -              -                 -

  Merle B. Miller (c)            2002      $111,459           -             100,000   (13)
  Vice President                 2001      $101,597      $5,000              20,000   (14)
  Administration                 2000       $46,670           -              23,000   (15)

(a)      Mr. Hurt was promoted to VP of Sales and Marketing in April 2002.

(b) Ms. Schuyler's employment with the Company began in April 2001. Ms. Schuyler's employment terminated in November 2002.

(c) Ms. Miller was promoted to VP of Administration in October 2001 and appointed Treasurer in June 2002.

(1) Includes bonus paid in cash, stock or taxes in 2002 unless otherwise provided.

(2) Represents options to purchase 150,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Incentive Stock Plan ("1998 Plan") and options to purchase 150,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Incentive Stock Plan ("1996 Plan"). These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(3) Represents options to purchase 300,000 shares of Common Stock at an exercise price of $.625 per share granted under the 1998 Plan and options to purchase 100,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(4) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $2.375 per share, options to purchase 55,000 shares of Common Stock at an exercise price of $1.25 per share and options to purchase 200,000 shares of Common Stock at an exercise price of $1.094 per share, granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(5) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(6) Represents options to purchase 20,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(7) Represents options to purchase 15,400 shares of Common Stock at an exercise price of $1.25 per share and options to purchase 12,000 shares of Common Stock at an exercise price of $2.375 per share, granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(8) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(9) Represents options to purchase 20,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(10) Represents options to purchase 5,000 shares of Common Stock at an exercise price of $2.375 per share and options to purchase 5,000 shares of Common Stock at an exercise price of $1.25 per share, granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(11) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company. These options terminated on February 22, 2003.

(12) Represents options to purchase 35,000 shares of Common Stock at an exercise price of $2.02 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company. These options terminated on February 22, 2003.

(13) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(14) Represents options to purchase 10,000 shares of Common Stock at an exercise price of $1.4062 per share and options to purchase 10,000 shares of Common Stock at an exercise price of $1.62 per share, granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(15) Represents options to purchase 15,000 shares of Common Stock at an exercise price of $3.4375 per share, options to purchase 3,000 shares of Common Stock at an exercise price of $1.25 per share and options to purchase 5,000 shares of Common Stock at an exercise price of $.78125 per share, granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

STOCK OPTIONS GRANTED

         The following tables set forth further information regarding the grant of options to the Named Executives of the Company in 2002. No stock appreciation rights were granted to any Named Executive during 2002.

                                                                                              Potential Realizable Value at
                                                                                                 Assumed Annual Rates of
                                                                                              Stock Price Appreciation for
                                              Indivisual Grants                                        Option Term
                           ---------------------------------------------------------------------------------------------------
                                                 % of Total
                               Number of           Options
                              Securities         Granted to
                              Underlying          Employees     Exercise or
                            Options Granted       in Fiscal      Base Price    Expiration
Name                              (#)               Year         ($/Sh) (1)       Date                  5%              10%
------------------------------------------------------------------------------------------------------------------------------
Margaret E. Grayson            150,000              8.85            $.69        04/01/12              $65,091        $164,952
                               150,000              8.85            $.25        07/23/12              $23,584         $59,765

Christopher T. Brook            50,000              2.95            $.69        04/01/12              $21,697         $54,984
                                50,000              2.95            $.25        07/23/12               $7,861         $19,922

Douglas M. Hurt                 50,000              2.95            $.69        04/01/12              $21,697         $54,984
                                50,000              2.95            $.25        07/23/12               $7,861         $19,922

Mandy J. Schuyler               50,000              2.95            $.69        04/01/12              $21,697         $54,984
                                50,000              2.95            $.25        07/23/12               $7,861         $19,922

Merle B. Miller                 50,000              2.95            $.69        04/01/12              $21,697         $54,984
                                50,000              2.95            $.25        07/23/12               $7,861         $19,922

(1) Represents fair market value on date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 2002 OPTION VALUES

         The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives at December 31, 2002.

                                                                       Number of
                                                                 Securities Underlying          Value of
                                                                      Unexercised              Unexercised
                                                                      Options at              In-the-Money
                              Shares                                 December 31,              Options at
                             Acquired                                  2002 (#)               December 31,
                                on                 Value             Exercisable/             2002 ($) (1)
          Name             Exercise (#)        Realized ($)          Unexercisable            Exercisable/
          ----             ------------        -------------         -------------           Unexercisable
                                                                                             -------------
Margaret E. Grayson              0                  0               807,500/422,500                0/0

Christopher T. Brook             0                  0               81,200/131,200                 0/0

Douglas M. Hurt                  0                  0               25,000/125,000                 0/0

Mandy J. Schuyler                0                  0                8,750/135,000                 0/0

Merle B. Miller                  0                  0               16,500/126,500                 0/0

(1) Based on the closing sales price of $.14 on Tuesday, December 31, 2002.

RELATED TRANSACTIONS

         In July and August 2002, the Company closed on approximately $1,188,000 in a private placement of 8% Secured Convertible Notes with detachable warrants, due 180 days after issuance with an additional 180-day extension available at the option of the Company or the note holders. The note holders may convert their notes at any time into the Company's Common Stock at a conversion price equal to the greater of $0.25 per share or 60% of the average closing sales price of the Company's Common Stock for the five trading day period immediately preceding the Company's receipt of the note holders notification of conversion. Detachable five year warrants, exercisable at $0.50 per share, are included to provide 100% warrant coverage to the note holders. In January 2003, in connection with its efforts to raise capital, the Company agreed to adjust the exercise price of the warrants from $0.50 per share to $0.15 per share. Ms. Grayson, Mr. Heiden and General Odom participated in the private placement of the notes in the amounts of $25,000, $25,000 and $10,000, respectively. Each immediately converted his or her notes into Common Stock. Neither Ms. Grayson, Mr. Heiden nor General Odom has exercised the warrants attached to the notes.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2002 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans.

                                                              (A)                (B)                 (C)
                                                          --------------------------------------------------------
                                                                                                   Number of
                                                                                                   Securities
                                                                                                   Remaining
                                                                                              Available for Future
                                                           Number of                            Issuance Under
                                                          Securities to                             Equity
                                                            be Issued                            Compensation
                                                          upon Exercise                        Plans (Excluding
                                                               of         Weighted Average        Securities
                                                           Outstanding    Exercise Price of      Reflected in
Plan Category                                              Options (2)    Outstanding Options      Column A)
-------------                                             --------------------------------------------------------
Equity Compensation Plans Approved by Shareholders(1)       4,526,857          $1.23                3,965,687

Equity Compensation Plans Not Approved by Shareholders          -                -                       -
                                                          --------------------------------------------------------
           Total                                            4,526,857          $1.23                3,965,687

(1) Consists of the Company's 1995 Non-statutory Stock Option Plan, 1996 Incentive Stock Plan, 1998 Incentive Stock Plan and
    2001 Employee Stock Purchase Plan.

(2) Excludes purchase rights accruing under the Company's 2001 Employee Stock Purchase Plan which has a shareholder approved reserve of 2,500,000 shares.  Under the purchase plan, each eligible employee may purchase shares of
    Common Stock in quarterly intervals.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         In June 1996, the Board established the Compensation Committee, which makes recommendations concerning the compensation arrangements for all directors and executive officers. In 2002, the Compensation Committee consisted of Mr. Heiden, Mr. McManus and General Odom. Mr. McManus resigned from the Board of Directors effective March 31, 2003. The Compensation Committee met once in 2002.

         Compensation for executive officers currently consists primarily of base salary, cash and stock bonuses and grants of stock options pursuant to the Company's stock option plans. Base salaries are determined by evaluating the responsibilities of the position and the experience and knowledge of the individual. Bonuses and annual salary adjustments, if any, are determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities, attainment of specific individual objectives, and the compensation paid to other senior executives in the Company's industry. The Compensation Committee believes that stock ownership by management is especially beneficial in aligning the interests of management and shareholders in the Company.

         Grants of Company stock options are intended to align the interest of executives, key employees and others with the long-term interests of the Company's shareholders and to encourage executives and key employees to remain with the Company. The Board initially authorized the Compensation Committee to grant stock options to key employees and others under the Company's stock option plans. Currently, the Board is administering the Company's stock option plans and Ms. Grayson recommends to the Board levels of stock option grants based upon the same factors as those used for bonus and salary adjustments.

Bonus.
-----

         Bonus compensation of the Chief Executive Officer and other Named Executives is tied to certain performance goals reasonably established from time to time by the Company. On March 7, 2002 the Board of Directors determined that no performance bonuses would be paid for the year ended December 31, 2002.

Section 162(m).
--------------

         Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. Currently, no executive officer of the Company is paid compensation in excess of $1 million per year and it is not anticipated that any executive officer will be paid in excess of $1 million in 2003. The Company's 1998 Incentive Stock Plan and 1996 Incentive Stock Plan provide for awards that can be made in compliance with
Section 162(m).

                                   SUBMITTED BY THE COMPENSATION
                                   COMMITTEE OF THE BOARD OF DIRECTORS

                                   Heidi B. Heiden
                                   William E. Odom

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 2002, the Company's Compensation Committee consisted of Heidi B. Heiden, James T. McManus and William E. Odom. Mr. McManus resigned from the Board of Directors effective March 31, 2003.

         The Company has adopted a policy providing that all material transactions (other than compensation arrangements that must be approved by the Compensation Committee) between the Company and its directors, officers and other affiliates (i) must be approved by a majority of the disinterested members of the Board or a committee thereof (following disclosure to the Board of the material facts of the relationship and the transaction), and (ii) must be on terms no less favorable to the Company than can be obtained from unaffiliated third parties.

         In July and August 2002, the Company closed on approximately $1,188,000 in a private placement of 8% Secured Convertible Notes with detachable warrants, due 180 days after issuance with an additional 180-day extension available at the option of the Company or the note holders. The note holders may convert their notes at any time into the Company's Common Stock at a conversion price equal to the greater of $0.25 per share or 60% of the average closing sales price of the Company's Common Stock for the five trading day period immediately preceding the Company's receipt of the note holders notification of conversion. Detachable five year warrants, exercisable at $0.50 per share, are included to provide 100% warrant coverage to the note holders. In January 2003, in connection with its efforts to raise capital, the Company agreed to adjust the exercise price of the warrants from $0.50 per share to $0.15 per share. Ms. Grayson, Mr. Heiden and General Odom participated in the private placement of notes in the amounts of $25,000, $25,000 and $10,000, respectively. Each immediately converted his or her notes into Common Stock. Neither Ms. Grayson, Mr. Heiden nor General Odom has exercised the warrants attached to the notes.

STOCK PERFORMANCE GRAPH

         The following graph compares the change in the Company's total return on its Common Stock with (i) the change in the total return on the stock included in the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and
(ii) the change in the total return on the stocks included in the Company's peer group. The companies in the peer group are Check Point Software Technologies Ltd., RSA Security, Inc., Cylink Corporation and SafeNet, Inc. SafeNet, Inc. acquired Cylink Corporation on February 6, 2003.

         These comparisons assume an investment of $100 made on December 31, 1997 and compare relative values on an annual basis for the years ending December 31, 1998, 1999, 2000, 2001 and 2002. All of these total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

THE GRAPH OMITTED CONTAINS THE FOLLOWING PLOT POINTS:

SOURCES:  NASDAQ                              DEC. 1997   DEC. 1998   DEC. 1999   DEC. 2000   DEC. 2001   DEC. 2002
V-ONE CORPORATION                                   $100         $85        $168         $18         $41          $5
NASDAQ TOTAL RETURN  INDEX                          $100        $141        $262        $158        $375        $182
PEER GROUP (4 COMPANIES)                            $100         $82        $293        $328        $110         $77


EMPLOYMENT AGREEMENTS

         The Company originally entered into an employment agreement with Ms. Grayson in July 1999 when she was the Company's Senior Vice President and Chief Financial Officer. In November 2000, the Board of Directors elected Ms. Grayson President and Chief Executive Officer and extended her employment agreement. The employment agreement has a one-year term and is automatically renewed for additional one-year terms on the anniversary date and each successive anniversary date thereafter. However, either the Company or Ms. Grayson may serve written notice of an intention not to renew not less than 90 days prior to the expiration of the then current term, in which case the employment agreement terminates on such termination date. Effective July 15, 2002, Ms. Grayson's employment agreement was amended to reduce her base salary from $300,000 to $200,000 plus 2% of the Company's gross revenues. Ms. Grayson's base salary is subject to periodic review by the Board and may be increased at the Board's discretion. Under the employment agreement, Ms. Grayson is eligible for a cash bonus if the Company meets certain performance objectives as outlined in the Report of the Compensation Committee on Executive Compensation. In June 2002, Ms. Grayson assumed the responsibilities of Principal Financial Officer in addition to those of President and Chief Executive Officer.

         If the Company terminates Ms. Grayson's employment for cause, she is not entitled to any severance payment. Ms. Grayson is deemed to be terminated for cause if, in the reasonable determination of the Board, she, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Ms. Grayson's employment other than for cause (or fails to renew the employment agreement other than for cause), Ms. Grayson receives a severance payment equal to one year's salary plus any projected bonus that would have been paid during that year, and all options previously granted become immediately exercisable.

         In June 1996, the Company entered into an employment agreement with Jieh-Shan Wang, who then held the position of Senior Vice President and Chief Technical Officer. In 2000, Dr. Wang's title was changed to Chief Scientist, his base salary was reduced to $100,000 and his weekly work schedule was reduced to thirty hours. Dr. Wang's employment agreement was terminated on July 16, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's unaudited financial statements for the fiscal year ended December 31, 2002, which include the balance sheets of the Company as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows for the years in the period ended December 31, 2002, 2001 and 2000 and the notes thereto. The audit of the Company's financial statements at December 31, 2002 is in progress but will not be completed in time to include audited financial statements and a Report of Independent Auditors in the Company's Annual Report on Form 10-K. When the audit is completed and a Report of Independent Auditors is issued, the Company expects to file an amended Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

         The Audit Committee has reviewed and discussed the Company's unaudited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

         The Company expects that review and discussion with Ernst & Young LLP ("E & Y"), the Company's independent public accountants for 2002, regarding the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements, will occur upon completion of the fiscal 2002 audit.

         The Company expects that the Audit Committee will receive written disclosures and the letter from E & Y required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and will discuss with E & Y its independence from the Company upon completion of the fiscal 2002 audit.

         The Audit Committee has adopted a charter for the Committee. All members of the Audit Committee are independent as defined under the NASD rules.

CONCLUSION

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's unaudited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                            SUBMITTED BY THE AUDIT COMMITTEE OF
                                            THE BOARD OF DIRECTORS

                                            Molly G. Bayley
                                            Heidi B. Heiden
                                            Michael D. O'Dell

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

AUDIT FEES

         The Company's independent auditors for the fiscal year ended December 31, 2002 were E & Y. The aggregate fees billed by E & Y for the fiscal year ended December 31, 2002 were $95,000 for the annual audit and $59,661 for audit related services. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC reporting obligations. No fees were billed for non-audit services, which, in the opinion of the Audit Committee, is compatible with maintaining auditor independence.

         The audit of the Company's financial statements at December 31, 2002 is in progress but will not be completed in time to include audited financial statements and a Report of Independent Auditors in the Company's Annual Report on Form 10-K. When the audit is completed and a Report of Independent Auditors is issued, the Company expects to file an amended Annual Report on Form 10-K.

NO PROPOSAL TO APPROVE OR RATIFY INDEPENDENT AUDITORS

         Consistent with its cost containment efforts, the Company is seeking to engage a new independent public accounting firm better suited to its size. Because the Company contemplates that it may engage new independent auditors, it is not seeking approval or ratification of the appointment of independent auditors for the fiscal year ended December 31, 2003 at the annual meeting.

         The Company does not expect representatives of E & Y to attend the annual meeting.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 2)

         The Company is currently authorized to issue 50,000,000 shares of Common Stock, par value $0.001 per share, of which, as of April 10, 2003, 26,755,551 shares were issued and outstanding, 7,685,626 shares were reserved for issuance upon exercise of options which have been granted or may be granted pursuant to the stock option plans of the Company and 2,500,000 shares were reserved for issuance upon exercise of options which have been granted or may be granted pursuant to the stock purchase plan of the Company. In addition, 5,862,040 shares of Common Stock are reserved for issuance upon conversion of the Company's outstanding notes and preferred stock and 2,586,204 shares are reserved for issuance upon the exercise of outstanding warrants. Thus, as of April 10, 2003, there were only approximately 4,610,579 shares of Common Stock that were unissued and not reserved for issuance.

         In these circumstances, the Board of Directors determined that it would be advisable and in the best interest of the Company to amend the Company's certificate of incorporation, as amended and restated ("Certificate of Incorporation"), to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include additional financing, stock dividends, stock splits, employee benefit programs, corporate business combinations and other corporate purposes. While the Company currently has no arrangements, understandings or commitments with respect to the issuance of any additional shares of Common Stock, it is considered advisable to have sufficient authorized and unissued shares available to enable the Company, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a special meeting of shareholders. Unless otherwise required by applicable law or regulation, the additional shares of Common Stock will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the Board.

         Pursuant to that determination, on April 11, 2003, the Board of Directors unanimously approved and recommended that the Company's shareholders consider and approve an amendment to Article IV of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 75,000,000 shares.

         The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders.

         In addition, although the issuance of additional shares of Common Stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares of Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and the proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

         At the annual meeting, the shareholders will be asked to consider the proposal recommended by the Board of Directors to amend Article IV of the Certificate of Incorporation. As proposed to be amended, paragraph one of
Article IV would read as follows:

          The Corporation is authorized to issue two classes of shares to be designated Common Stock and Preferred Stock, respectively. The total number of shares of stock the Corporation shall have authority to issue is eighty-eight million three hundred thirty-three thousand three hundred thirty-three (88,333,333) shares; seventy-five million (75,000,000) shares of Common Stock with par value of $0.001 per share, and thirteen million three hundred thirty-three thousand three hundred thirty-three (13,333,333) shares of Preferred Stock with par value of $0.001 per share.

         If the amendment is approved by the Company's shareholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO MERLE B. MILLER, VICE PRESIDENT ADMINISTRATION, V-ONE CORPORATION, 20300 CENTURY BOULEVARD, SUITE 200, GERMANTOWN, MARYLAND 20874.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company no later than December 5, 2003 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. Proposals of shareholders received by the Company after December 5, 2003 will be considered untimely.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the annual meeting. If, however, any other business shall properly come before the annual meeting, the proxy holders intend to vote the proxies as determined by a majority of the Board.

                                    By Order of the Board of Directors

                                    Joseph D. Gallagher
                                    Secretary

May 2, 2003


                                                   Please date, sign and mail your
                                                   proxy card as soon as possible!

                                                          V-ONE Corporation
                                           Annual Meeting of Shareholders on June 5, 2003

/ X /   Please mark your votes as in this example.         Note to Preferred C Shareholders:
                                                           You may not vote on Proposal 1.

1.  Proposal One: Election of two directors:               For     Withhold Authority   FOR, except vote withheld from the
                                                                                        following nominee:

        Nominees:   Margaret E. Grayson
                    Michael D. O'Dell                      /  /         /  /            __________________________________

            For     Against     Abstain

            /  /     /  /         /  /                     2. Proposal Two: Amendment of the Company's Certificate of Incorporation,
                                                           as amended and restated, to increase the number of authorized  shares of common stock of the Company from 50,000,000 shares to 75,000,000 shares.

           /  /     /  /         /  /                      3. In the  discretion  of such  proxies  on such  other  business  as may properly come before the meeting or any adjournment thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S  SPECIFICATIONS  HEREON. IN
THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

                                                                                Change of Address or    /  /
                                                                                Comments, mark here:



_________________________________               ___________________________________                 ________________, 2003
Signature of Shareholder                        Signature of Additional Shareholder                 Dated


Please sign your name exactly as it appears hereon. When signing as attorney, executor,  administrator,  trustee or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by president or other  authorized  officer.  If a partnership, please sign in partnership name by authorized person.

                                V-ONE CORPORATION

           Proxy for Annual Meeting of Shareholders on June 5, 2003

         This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Margaret E. Grayson and Merle B. Miller, or either of them with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse all shares of common stock and preferred stock of V-ONE Corporation ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 5, 2003 and at any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the matters listed on the reverse. Whether or not you plan to attend the meeting, you are urged to execute and return this Proxy which may be revoked at any time prior to its use.

                    (Continued and to be signed on other side.)